SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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NEOPROBE CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2007 ANNUAL MEETING OF STOCKHOLDERS

June 15, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Neoprobe Corporation, which will be held at 9:00 a.m., Eastern Daylight Time, on July 26, 2007, at the Crowne Plaza Hotel, 600 Metro Place North, Dublin, Ohio 43017 (phone: 614.764.2200). The matters on the meeting agenda are described in the Notice of 2007 Annual Meeting of Stockholders and proxy statement which accompany this letter.

We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.

Very truly yours,

/s/ David C. Bupp
David C. Bupp
Chief Executive Officer and President

NEOPROBE CORPORATION
425 Metro Place North, Suite 300
Dublin, Ohio 43017

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
NEOPROBE CORPORATION:

The Annual Meeting of the Stockholders of Neoprobe Corporation, a Delaware corporation (the “Company”), will be held at the Crowne Plaza Hotel, 600 Metro Place North, Dublin, Ohio 43017 (phone: 614.764.2200), on July 26, 2007, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect two directors, to serve for a term of three years or until their successors are duly elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 1, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company.

Whether or not you plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy card in the envelope provided or take advantage of the opportunity to vote your proxy online.

By Order of the Board of Directors

/s/ David C. Bupp
David C. Bupp
Chief Executive Officer and President

Dublin, Ohio
June 15, 2007

NEOPROBE CORPORATION
_______________________________

2007 ANNUAL MEETING OF STOCKHOLDERS

July 26, 2007
_______________________________

PROXY STATEMENT

Dated June 15, 2007
_______________________________

GENERAL INFORMATION

Solicitation. This proxy statement is furnished to the stockholders of Neoprobe Corporation, a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Company’s 2007 Annual Meeting of Stockholders to be held on July 26, 2007, and any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about June 15, 2007.

Company Address. The mailing address of our principal executive offices is 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

Voting Rights. Stockholders of record at the close of business on June 1, 2007, are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 62,488,426 shares of common stock of the Company, par value $.001 per share, outstanding. Each holder of common stock of record on June 1, 2007, is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

Authorization. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly completed, signed, and received by us. The proxy will be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Revocation. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

Tabulation. Under Section 216 of the Delaware General Corporation Law (DGCL) and our by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as “Abstain,” “Against” or “Withhold Authority” on one or more or all matters or they are not marked at all (see General Information-Authorization). Broker/dealers, who hold their customers’ shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

Under Section 216 of the DGCL and our by-laws, the election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward a nominee’s achievement of a plurality and, thus, will have no effect.

ELECTION OF DIRECTORS

Nominees for Election as Directors

We presently have seven directors on our Board of Directors, comprised of two directors in two classes and three directors in an additional class, with terms expiring at the Annual Meetings in 2007, 2008 and 2009. At the Annual Meeting, the nominees to the Board of Directors receiving the highest number of votes will be elected as directors to terms of three years expiring in 2010.

Reuven Avital and David C. Bupp are currently directors of the Company and are being nominated by our Board of Directors for re-election as directors, to serve for terms of three years. Julius R. Krevans, M.D. is currently a director of the Company, but will not stand for re-election.

It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Avital and Bupp. We have no reason to believe that either nominee will not stand for election or serve as a director. In the event that a nominee fails to stand for election, the proxies will be voted for the election of another person designated by the persons named in the proxy. See General Information-Tabulation.

The Board of Directors has nominated the following persons to serve as directors of the Company until the 2010 Annual Meeting:

Reuven Avital, age 55, has served as a director of our Company since January 2002. Mr. Avital is a partner and general manager of Ma’Aragim Enterprises Ltd., an investment company in Israel, and he is a board member of a number of privately-held Israeli companies, two of them in the medical device field.  Mr. Avital was a board member of Cardiosonix, Ltd. from April 2001 through December 31, 2001, when we acquired the company. Previously, Mr. Avital served in the Israeli government in a variety of middle and senior management positions.  He is also chairman or a board member of several not-for-profit organizations, mainly involved in education for the under-privileged and international peace-building.  Mr. Avital has B.A. degrees in The History of the Middle East and International Relations from the Hebrew University of Jerusalem, and a M.P.A. from the Kennedy School of Government at Harvard University.

David C. Bupp, age 58, has served as President and a director of our Company since August 1992 and as Chief Executive Officer since February 1998. From August 1992 to May 1993, Mr. Bupp served as our Treasurer. In addition to the foregoing positions, from December 1991 to August 1992, he was Acting President, Executive Vice President, Chief Operating Officer and Treasurer, and from December 1989 to December 1991, he was Vice President, Finance and Chief Financial Officer. From 1982 to December 1989, Mr. Bupp was Senior Vice President, Regional Manager for AmeriTrust Company National Association, a nationally chartered bank holding company, where he was in charge of commercial banking operations throughout Central Ohio. Mr. Bupp has a B.A. degree in Economics from Ohio Wesleyan University. Mr. Bupp also completed a course of study at Stonier Graduate School of Banking at Rutgers University.

Director whose term concludes at the 2007 Annual Meeting:

Julius R. Krevans, M.D., age 83, has served as a director of our Company since May 1994 and as Chairman of the Board of Directors of our Company since February 1999. Dr. Krevans served as Chancellor of the University of California, San Francisco from July 1982 until May 1993. Prior to his appointment as Chancellor, Dr. Krevans served as a Professor of Medicine and Dean of the School of Medicine at the University of California, San Francisco from 1971 to 1982. Dr. Krevans is a member of the Institute of Medicine, National Academy of Sciences, and led its committee for the National Research Agenda on Aging until 1991. Dr. Krevans also serves on the Board of Directors and the compensation committee of the Board of Directors of Calypte Biomedical Corporation (Calypte), a publicly held corporation. Dr. Krevans has a B.S. degree and a M.D. degree, both from New York University.

Directors whose terms continue until the 2008 Annual Meeting:

Carl J. Aschinger, Jr., age 68, has served as a director of our Company since June 2004. Mr. Aschinger is the Chairman and Chief Executive Officer of CSC Worldwide (formerly Columbus Show Case Co.), a privately-held company that manufactures showcases for the retail industry. Mr. Aschinger also serves on the Board of Directors and as Chairman of the Audit Committee of Pinnacle Data Systems, a publicly-traded company that provides software and hardware solutions to original equipment manufacturers. Mr. Aschinger is a former director of Liqui-Box Corporation and Huntington National Bank as well as other privately-held ventures and has served on boards or advisory committees of several not-for-profit organizations.

Fred B. Miller, age 68, has served as a director of our Company since January 2002. Mr. Miller serves as Chairman of the Audit Committee. Mr. Miller is the President and Chief Operating Officer of Seicon, Limited, a privately held company that specializes in developing, applying and licensing technology to reduce seismic and mechanically induced vibration. Mr. Miller also serves on the board of one other privately-held company. Until his retirement in 1995, Mr. Miller had been with Price Waterhouse LLP since 1962. Mr. Miller is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants (AICPA), a past member of the Council of the AICPA and a member and past president of the Ohio Society of Certified Public Accountants. He also has served on the boards or advisory committees of several universities and not-for-profit organizations. Mr. Miller has a B.S. degree in Accounting from the Ohio State University.

Directors whose terms continue until the 2009 Annual Meeting:

Kirby I. Bland, M.D., age 65, has served as a director of our Company since May 2004. Dr. Bland currently serves as Professor and Chairman and Fay Fletcher Kerner Professor and Chairman, Department of Surgery of the University of Alabama at Birmingham (UAB) School of Medicine since 1999 and 2002, respectively, Deputy Director of the UAB Comprehensive Cancer Center since 2000 and Senior Scientist, Division of Human Gene Therapy, UAB School of Medicine since 2001. Prior to his appointments at UAB, Dr. Bland was J. Murry Breadsley Professor and Chairman, Professor of Medical Science, Department of Surgery and Director, Brown University Integrated Program in Surgery at Brown University School of Medicine from 1993 to 1999. Prior to his appointments at Brown University, Dr. Bland was Professor and Associate Chairman, Department of Surgery, University of Florida College of Medicine from 1983 to 1993 and Associate Director of Clinical Research at the University of Florida Cancer Center from 1991 to 1993. Dr. Bland held a number of medical staff positions at the University of Louisville, School of Medicine from 1977 to 1983 and at M. D. Anderson Hospital and Tumor Institute from 1976 to 1977. Dr. Bland is a member of the Board of Governors of the American College of Surgeons (ACS), a member of the ACS’ Advisory Committee, Oncology Group (ACOSOG), a member of the ACS’ American Joint Committee on Cancer Task Force and serves as Chairman of the ACS’ Breast Disease Site Committee, COC. Dr. Bland is a past President of the Society of Surgical Oncology. Dr. Bland received his B.S. in Chemistry/Biology from Auburn University and a M.D. degree from the University of Alabama, Medical College of Alabama.

J. Frank Whitley, Jr., age 65, has served as a director of our Company since May 1994. Mr. Whitley was Director of Mergers, Acquisitions and Licensing at The Dow Chemical Company (Dow), a multinational chemical company, from June 1993 until his retirement in June 1997. After joining Dow in 1965, Mr. Whitley served in a variety of marketing, financial, and business management functions. Mr. Whitley has a B.S. degree in Mathematics from Lamar State College of Technology.

INFORMATION CONCERNING THE BOARD OF DIRECTORS
AND EXECUTIVE OFFICERS

Board of Directors Meetings

Our Board of Directors held a total of eight meetings in the fiscal year ended December 31, 2006, and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he served. It is our policy that all directors attend the Annual Meeting of Stockholders. However, conflicts and unforeseen events may prevent the attendance of a director, or directors. All members of our Board of Directors attended the 2006 Annual Meeting of Stockholders.

Independence

Our Board of Directors has adopted the definition of “independence” as described under Section 301 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and Nasdaq Rules 4200 and 4350. Our Board of Directors has determined that Messrs. Aschinger, Avital, Miller and Whitley, and Drs. Bland and Krevans meet the independence requirements.

Compensation, Nominating and Governance Committee

We established the Compensation, Nominating and Governance Committee in October, 2006. The Compensation, Nominating and Governance Committee replaced our previously established Nominating and Compensation Committees. The members of the Compensation, Nominating and Governance Committee are Julius R. Krevans, M.D., Carl J. Aschinger, Jr., and Kirby I. Bland, M.D., each of whom is “independent” under the Nasdaq rules referenced above. The Compensation, Nominating and Governance Committee held one meeting in the fiscal year ended December 31, 2006. The Board of Directors adopted a written Compensation, Nominating and Governance Committee Charter in October, 2006, and amended the Charter in April, 2007. A copy of the Compensation, Nominating and Governance Committee Charter, as amended, is posted on the Company’s website at www.neoprobe.com.

The Compensation, Nominating and Governance Committee: (1) discharges the Board of Directors’ responsibilities relating to the compensation of our directors, executive officers and associates; (2) identifies and recommends to our Board of Directors nominees for election to the Board; and (3) assists our Board of Directors in the implementation of sound corporate governance principles and practices.

With respect to its compensation functions, the Committee's purpose is to:

•	Evaluate and approve executive officer compensation and review and make recommendations to the Board with respect to director compensation, including incentive or equity-based compensation plans;
•
Review and evaluate any discussion and analysis of executive officer and director compensation included in the Company’s annual report or proxy statement, and prepare and approve any report on executive officer and director compensation for inclusion in the Company’s annual report or proxy statement required by applicable rules and regulations; and

•
Monitor and evaluate, at the Committee’s discretion, matters relating to the compensation and benefits structure of the Company and such other domestic and foreign subsidiaries or affiliates, as it deems appropriate.

The Committee strives to provide fair compensation to executive officers based on their performance and contribution to the Company and to provide incentives that attract and retain key executives, instill a long-term commitment to the Company, and develop a pride and sense of Company ownership, all in a manner consistent with shareholder interests. In addition, the Committee strives to provide fair compensation to directors, taking into consideration compensation paid to directors of comparable companies and the specific duties of each director.

With respect to its nominating and governance functions, the Committee’s purpose is to:

•
Assist the Board by identifying individuals qualified to become Board members, and recommend to the Board the director nominees whenever directors are to be appointed or elected, whether at the next annual meeting of shareholders or otherwise;

•
Review the qualifications and independence of the members of the Board and its various committees on a periodic basis and make any recommendations to the Board the Committee may deem appropriate concerning any recommended changes in the composition or membership of the Board, or any of its committees;

•	Develop and recommend to the Board any policies it may deem appropriate with regard to consideration of director candidates to be recommended to security holders;
•	Develop and recommend to the Board corporate governance principles applicable to the Company;
•	Conduct the annual review of the performance of the Board, the Committees of the Board and Company’s executive management;
•	Recommend to the Board director nominees for each committee; and
•	Develop and recommend to the Board any policies or processes it may deem appropriate for security holders to send communications to the Board.

Our directors play a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of stockholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.

Our Board of Directors will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible director candidates to be considered by our Board of Directors:

•
such recommendations must be provided to the Board of Directors c/o Brent L. Larson, Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017, in writing at least 120 days prior to the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting;

•	the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended;
•	the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate; and
•	the stockholder must follow the procedures set forth in Article III, Section 2 of our By-Laws.

Nominating Committee

Prior to the establishment of our Compensation, Nominating and Governance Committee in October, 2006, a separate Nominating Committee was responsible for identifying nominees to serve on our Board of Directors. The members of the Nominating Committee were Fred B. Miller, Julius R. Krevans, M.D. and J. Frank Whitley, Jr., each of whom is “independent” under the Nasdaq rules referenced above. The Nominating Committee held no meetings in the fiscal year ended December 31, 2006. The Nominating Committee did not have a charter.

Compensation Committee

Prior to the establishment of our Compensation, Nominating and Governance Committee, a separate Compensation Committee established guidelines for the compensation of all our employees, approved the compensation for all executives, administered and interpreted our 2002 Stock Incentive Plan, 1996 Stock Incentive Plan and 1994 Amended and Restated Stock Option and Restricted Stock Purchase Plan, and took any action that was permitted to be taken by a committee of the Board of Directors under the terms of such plans, including the granting of options. The members of the Compensation Committee were Julius R. Krevans, M.D. (Chairman), Carl J. Aschinger, Jr., and Kirby I. Bland, M.D., each of whom is “independent” under the Nasdaq rules referenced above. The Compensation Committee held one meeting in the fiscal year ended December 31, 2006. The Compensation Committee did not have a charter.

Audit Committee

The Audit Committee of the Board of Directors selects our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, internal financial auditing procedures and the adequacy of our internal control procedures. The members of our Audit Committee are: Fred B. Miller (Chairman), Carl J. Aschinger, Jr., Reuven Avital, and J. Frank Whitley, Jr., each of whom is “independent” under the Nasdaq rules referenced above. The Board of Directors has determined that Fred B. Miller meets the requirements of an “audit committee financial expert” as set forth in Section 407(d)(5) of Regulation S-B promulgated by the SEC. The Audit Committee held five meetings in the fiscal year ended December 31, 2006. The Board of Directors adopted a written Amended and Restated Audit Committee Charter on April 30, 2004. A copy of the Amended and Restated Audit Committee Charter is posted on the Company’s website at www.neoprobe.com.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the adequacy of our internal accounting controls.

In fulfilling its responsibilities, the Audit Committee selected BDO Seidman, LLP as our independent accountants for purposes of auditing our financial statements for the fiscal year ended December 31, 2006. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T; and discussed with the independent accountants their independence from our Company.

Based on the reviews and discussions with management and BDO Seidman, LLP, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission.

The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Aschinger, Avital, Miller and Whitley are independent under Rule 4350(d) of the Nasdaq Stock Market and are financially literate each in his own capacity.

Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2006, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee
of the Board of Directors:

Fred B. Miller, Chairman
Carl J. Aschinger, Jr.
Reuven Avital
J. Frank Whitley, Jr.

Stockholder Communications

Stockholders may send communications to our Board of Directors, or to individual directors, by mailing communications in writing to c/o Brent L. Larson, Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

Executive Officers

In addition to Mr. Bupp, the following individuals are executive officers of our Company and serve in the position(s) indicated below:

Name	Age	Position

Anthony K. Blair	46	Vice President, Manufacturing Operations
Rodger A. Brown	56	Vice President, Regulatory Affairs and Quality Assurance
Brent L. Larson	44	Vice President, Finance; Chief Financial Officer; Treasurer and Secretary
Douglas L. Rash	63	Vice President, Marketing

Anthony K. Blair has served as Vice President, Manufacturing Operations of our Company since July 2004. Prior to joining our Company, he served as Vice President, Manufacturing Operations of Enpath Medical, Lead Technologies Division, formerly known as Biomec Cardiovascular, Inc. from 2002 to June 2004. From 1998 through 2001, Mr. Blair led the manufacturing efforts at Astro Instrumentation, a medical device contract manufacturer. From 1989 to 1998 at Ciba Corning Diagnostics (now Bayer), Mr. Blair held managerial positions including Operations Manager, Materials Manager, Purchasing Manager and Production Supervisor. From 1985 to 1989, Mr. Blair was employed by Bailey Controls and held various positions in purchasing and industrial engineering. Mr. Blair started his career at Fisher Body, a division of General Motors, in production supervision. Mr. Blair has a B.B.A. degree in management and labor relations from Cleveland State University.

Rodger A. Brown has served as Vice President, Regulatory Affairs and Quality Assurance of our Company since November 2000. From July 1998 through November 2000, Mr. Brown served as our Director, Regulatory Affairs and Quality Assurance. Prior to joining our Company, Mr. Brown served as Director of Operations for Biocore Medical Technologies, Inc. from April 1997 to April 1998. From 1981 through 1996, Mr. Brown served as Director, Regulatory Affairs/Quality Assurance for E for M Corporation, a subsidiary of Marquette Electronics, Inc.

Brent L. Larson has served as Vice President, Finance and Chief Financial Officer of our Company since February 1999. Prior to that, he served as our Vice President, Finance from July 1998 to January 1999 and as Controller from July 1996 to June 1998. Before joining our Company, Mr. Larson was employed by Price Waterhouse LLP. Mr. Larson has a B.B.A. degree in accounting from Iowa State University of Science and Technology and is a Certified Public Accountant.

Douglas L. Rash has served as Vice President, Marketing of our Company since January 2005. Prior to that, Mr. Rash was Neoprobe’s Director, Marketing and Product Management from March to December 2004. Before joining our Company, Mr. Rash served as Vice President and General Manager of MTRE North America, Inc. from 2000 to 2003. From 1994 to 2000, Mr. Rash served as Vice President and General Manager (Medical Division) of Cincinnati Sub-Zero, Inc. From 1993 to 1994, Mr. Rash was Executive Vice President of Everest & Jennings International, Ltd. During his nine-year career at Gaymar Industries, Inc. from 1984 to 1993, Mr. Rash held positions as Vice President and General Manager (Clinicare Division) and Vice President, Marketing and Sales (Acute Care Division). From 1976 to 1984, Mr. Rash held management positions at various divisions of British Oxygen Corp. Mr. Rash has a B.S. degree in Business Administration with a minor in Chemistry from Wisconsin State University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

Security Ownership of Principal Stockholders, Directors, Nominees and Executive Officers and Related Stockholder Matters

The following table sets forth, as of May 15, 2007, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the Named Executive Officers (see “Executive Compensation - Summary Compensation Table”), and (iv) our directors and executive officers as a group.

Beneficial Owner	Number of Shares Beneficially Owned(*)	Percent of Class(**)
Carl J. Aschinger, Jr.	186,200(a)	(l)
Reuven Avital	294,256(b)	(l)
Kirby I. Bland, M.D.	140,000(c)	(l)
Carl M. Bosch	103,845(d)	(l)
David C. Bupp	3,056,934(e)	4.7%
Julius R. Krevans, M.D.	392,000(f)	(l)
Brent L. Larson	624,762(g)	1.0%
Fred B. Miller	266,000(h)	(l)
J. Frank Whitley, Jr.	246,000(i)	(l)
All directors and officers as a group	5,945,829(j)(m)	8.9%
(12 persons)

Great Point Partners, L.P. 2 Pickwick Plaza, Suite 450 Greenwich, CT 06830	28,187,500(k)	31.3%

(*)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person’s household.

(**)	Percent of class is calculated on the basis of the number of shares outstanding on May 15, 2007, plus the number of shares the person has the right to acquire within 60 days of May 15, 2007.

(a)
This amount includes 110,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 20,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(b)
This amount consists of 139,256 shares of our common stock owned by Mittai Investments Ltd. (Mittai), an investment fund under the management and control of Mr. Avital, and 155,000 shares issuable upon exercise of options which are exercisable within 60 days but does not include 20,000 shares issuable upon exercise of options which are not exercisable within 60 days. The shares held by Mittai were obtained through a distribution of 2,785,123 shares previously held by Ma’Aragim Enterprise Ltd. (Ma’Aragim), another investment fund under the management and control of Mr. Avital. On February 28, 2005, Ma’Aragim distributed its shares to the partners in the fund. Mr. Avital is not an affiliate of the other fund to which the remaining 2,645,867 shares were distributed. Of the 2,785,123 shares previously held by Ma’Aragim, 2,286,712 were acquired in exchange for surrendering its shares in Cardiosonix Ltd. on December 31, 2001, in connection with our acquisition of Cardiosonix, and 498,411 were acquired by Ma’Aragim based on the satisfaction of certain developmental milestones on December 30, 2002, associated with our acquisition of Cardiosonix.

(c)
This amount includes 140,000 shares issuable upon exercise of options which are exercisable within 60 days but does not include 20,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(d)
On April 25, 2007, Carl M. Bosch submitted his resignation as an officer of the Company, to be effective May 10, 2007. This amount includes 63,845 shares remaining in Mr. Bosch’s account in the 401(k) Plan.

(e)
This amount includes 1,226,666 shares issuable upon exercise of options which are exercisable within 60 days, 875,000 warrants which are exercisable within 60 days, a promissory note convertible into 250,000 shares of our common stock, 175,511 shares that are held by Mr. Bupp’s wife for which he disclaims beneficial ownership and 91,257 shares in Mr. Bupp’s account in the 401(k) Plan, but it does not include 483,334 shares issuable upon exercise of options which are not exercisable within 60 days.

(f)
This amount includes 390,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 20,000 shares issuable upon the exercise of options which are not exercisable within 60 days.

(g)
This amount includes 460,533 shares issuable upon exercise of options which are exercisable within 60 days and 64,229 shares in Mr. Larson’s account in the 401(k) Plan, but it does not include 96,667 shares issuable upon exercise of options which are not exercisable within 60 days.

(h)
This amount includes 215,000 shares issuable upon exercise of options which are exercisable within 60 days and 31,000 shares held by Mr. Miller’s wife for which he disclaims beneficial ownership, but does not include 20,000 shares issuable upon the exercise of options which are not exercisable within 60 days.

(i)
This amount includes 245,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 20,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(j)
This amount includes 3,506,699 shares issuable upon exercise of options which are exercisable within 60 days and 240,663 shares held in the 401(k) Plan on behalf of certain officers, but it does not include 850,001 shares issuable upon the exercise of options which are not exercisable within 60 days. The Company itself is the trustee of the Neoprobe 401(k) Plan and may, as such, share investment power over common stock held in such plan. The trustee disclaims any beneficial ownership of shares held by the 401(k) Plan. The 401(k) Plan holds an aggregate total of 444,536 shares of common stock.

(k)
This amount includes 10,003,125 shares issuable upon conversion of promissory notes in the principal amount of $4,001,250 held by Biomedical Value Fund, L.P. (BVF) that are convertible within 60 days, 8,184,375 shares issuable upon conversion of promissory notes in the original principal amount of $3,273,750 held by Biomedical Offshore Value Fund, Ltd. (BOVF) that are convertible within 60 days, 5,500,000 warrants held by BVF that are exercisable within 60 days and 4,500,000 warrants held by BOVF that are exercisable within 60 days. BVF and BOVF are investment funds managed by Great Point Partners, LLP.

(l)	Less than one percent.

(m)	The address of all directors and executive offices is c/o Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the annual and long-term compensation of our Chief Executive Officer and our other two highest paid executive officers during the last fiscal year (the Named Executive Officers) for the last two fiscal years.

Name and Principal Position	Year	Salary	(a) Bonus	(b) Option Awards	(c) All Other Compensation	Total Compensation

Carl M. Bosch (d) Vice President, Research and Development	2006 2005	$160,000 149,000	$6,000 7,500	$16,175 -	$4,558 4,107	$186,733 160,607

David C. Bupp President and Chief Executive Officer	2006 2005	$305,000 290,000	$20,000 45,000	$60,006 -	$8,099 7,789	$393,105 342,789

Brent L. Larson Vice President, Finance and Chief Financial Officer	2006 2005	$160,000 149,000	$5,000 7,500	$16,175 -	$4,576 4,113	$185,751 160,613

(a)	Bonuses, if any, have been disclosed for the year in which they were earned (i.e., the year to which the service relates).
(b)
Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R). Assumptions made in the valuation of stock option awards are disclosed in Item 1(l) of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. Prior to 2006, the Company accounted for stock option awards under APB Opinion No. 25’s intrinsic value method and, as such, generally recognized no compensation cost for employee stock options.

(c)
Amount represents life insurance premiums paid during the fiscal year for the benefit of the Named Executive Officers and matching contributions under the Neoprobe Corporation 401(k) Plan (the Plan). Eligible employees may make voluntary contributions and we may, but are not obligated to, make matching contributions based on 40 percent of the employee’s contribution, up to five percent of the employee’s salary. Employee contributions are invested in mutual funds administered by an independent plan administrator. Company contributions, if any, are made in the form of shares of common stock. The Plan qualifies under section 401 of the Internal Revenue Code, which provides that employee and company contributions and income earned on contributions are not taxable to the employee until withdrawn from the Plan, and that we may deduct our contributions when made.

(d)	On April 25, 2007, Carl M. Bosch submitted his resignation as an officer of the Company, to be effective May 10, 2007.

Outstanding Equity Awards at Fiscal Year End

The following table presents certain information concerning outstanding equity awards held by the Named Executive Officers as of December 31, 2006.

	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Price	Date	Note

Carl M. Bosch	10,000 20,000 45,000 45,000 50,000 40,000 30,000 46,667 33,333 33,333 26,667 -	- - - - - - - 23,333 16,667 16,667 13,333 50,000	$ 1.50 $ 1.25 $ 0.50 $ 0.41 $ 0.42 $ 0.14 $ 0.13 $ 0.30 $ 0.49 $ 0.39 $ 0.26 $ 0.27	9/28/2008 2/11/2009 1/4/2010 1/3/2011 1/7/2012 1/15/2013 2/15/2013 1/7/2014 7/28/2014 12/10/2014 12/27/2015 12/15/2016	(b), (n) (c), (n) (d), (n) (e), (n) (f), (n) (g), (n) (h), (n) (i), (n) (j), (n) (k), (n) (l), (n) (m), (n)

David C. Bupp	180,000 180,000 180,000 100,000 70,000 100,000 100,000 133,333 133,333 -	- - - - - 50,000 50,000 66,667 66,667 300,000	$ 0.50 $ 0.41 $ 0.42 $ 0.14 $ 0.13 $ 0.30 $ 0.49 $ 0.39 $ 0.26 $ 0.27	1/4/2010 1/3/2011 1/7/2012 1/15/2013 2/15/2013 1/7/2014 7/28/2014 12/10/2014 12/27/2015 12/15/2016	(d) (e) (f) (g) (h) (i) (j) (k) (l) (m)

Brent L. Larson	7,200 25,000 25,000 60,000 60,000 50,000 40,000 30,000 46,667 33,333 33,333 26,667 -	- - - - - - - - 23,333 16,667 16,667 13,333 50,000	$ 5.63 $ 1.50 $ 1.25 $ 0.50 $ 0.41 $ 0.42 $ 0.14 $ 0.13 $ 0.30 $ 0.49 $ 0.39 $ 0.26 $ 0.27	1/28/2008 9/28/2008 2/11/2009 1/4/2010 1/3/2011 1/7/2012 1/15/2013 2/15/2013 1/7/2014 7/28/2014 12/10/2014 12/27/2015 12/15/2016	(a) (b) (c) (d) (e) (f) (g) (h) (i) (j) (k) (l) (m)

(a)	Options were granted 1/28/1998 and vested as to one-third immediately and on each of the first two anniversaries of the date of grant.
(b)	Options were granted 9/28/1998 and vested as to one-thirtieth (1/30) per month for thirty (30) months after the date of grant.
(c)	Options were granted 2/11/1999 and vested as to one-third immediately and on each of the first two anniversaries of the date of grant.
(d)	Options were granted 1/4/2000 and vested as to one-third on each of the first three anniversaries of the date of grant.
(e)	Options were granted 1/3/2001 and vested as to one-third on each of the first three anniversaries of the date of grant.
(f)	Options were granted 1/7/2002 and vested as to one-third on each of the first three anniversaries of the date of grant.
(g)	Options were granted 1/15/2003 and vested as to one-third on each of the first three anniversaries of the date of grant.
(h)	Options were granted 2/15/2003 and vested as to one-third on each of the first three anniversaries of the date of grant.
(i)	Options were granted 1/7/2004 and vest as to one-third on each of the first three anniversaries of the date of grant.
(j)	Options were granted 7/28/2004 and vest as to one-third on each of the first three anniversaries of the date of grant.
(k)	Options were granted 12/10/2004 and vest as to one-third on each of the first three anniversaries of the date of grant.
(l)	Options were granted 12/27/2005 and vest as to one-third immediately and on each of the first two anniversaries of the date of grant.
(m)	Options were granted 12/15/2006 and vest as to one-third on each of the first three anniversaries of the date of grant.
(n)
On April 25, 2007, Carl M. Bosch submitted his resignation as an officer of the Company, to be effective May 10, 2007. Under the terms of the Plans, all unexercised options are forfeited as of the date of termination. All of these options have therefore expired.

Employment and Other Compensation Agreements

Our Named Executive Officers are employed under employment agreements of varying terms as outlined below. In addition, the Compensation, Nominating and Governance Committee of the Board of Directors will, on an annual basis, review the performance of our company and may pay bonuses to our executives as the Compensation, Nominating and Governance Committee deems appropriate, in its discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation, Nominating and Governance Committee that covers Mr. Bupp as well as the executive officers of our company generally.

David C. Bupp

Employment Agreement. David C. Bupp is employed under a thirty-six (36) month employment agreement effective January 1, 2007. The employment agreement provides for an annual base salary of $305,000.

The Board of Directors will, on an annual basis, review the performance of our company and of Mr. Bupp and may pay a bonus to Mr. Bupp as it deems appropriate, in its discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation, Nominating and Governance Committee that covers the executive officers of our company generally.

If a change in control occurs with respect to our company and the employment of Mr. Bupp is concurrently or subsequently terminated:

•	by our company without cause (cause is defined as any willful breach of a material duty by Mr. Bupp in the course of his employment or willful and continued neglect of his duty as an employee);

•	by the expiration of the term of Mr. Bupp’s employment agreement; or

•
by the resignation of Mr. Bupp because his title, authority, responsibilities or compensation have materially diminished, a material adverse change occurs in his working conditions or we breach the agreement;

then, Mr. Bupp will be paid a severance payment of $762,500 (less amounts paid as Mr. Bupp’s salary and benefits that continue for the remaining term of the agreement if his employment is terminated without cause).

For purposes of Mr. Bupp’s employment agreement, a change in control includes:

•
the acquisition, directly or indirectly, by a person (other than our company or an employee benefit plan established by the Board of Directors) of beneficial ownership of thirty percent (30%) or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

•	a majority of the Directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

•
our stockholders approve a merger or consolidation of our company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

•
our stockholders approve a transfer of substantially all of our assets to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

Mr. Bupp will be paid a severance amount of $406,250 if his employment is terminated at the end of his employment agreement or without cause. If Mr. Bupp is terminated without cause, his benefits will continue for the longer of thirty-six (36) months or the full term of the agreement.

Brent L. Larson

Employment Agreement. Brent L. Larson is employed under a twenty-four (24) month employment agreement effective January 1, 2007. The employment agreement provides for an annual base salary of $170,000.

The Compensation, Nominating and Governance Committee will, on an annual basis, review the performance of our company and of Mr. Larson and we may pay a bonus to Mr. Larson as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation, Nominating and Governance Committee that covers the executive officers of our company generally.

If a change in control occurs with respect to our company and the employment of Mr. Larson is concurrently or subsequently terminated:

•	by our company without cause (cause is defined as any willful breach of a material duty by Mr. Larson in the course of his employment or willful and continued neglect of his duty as an employee);

•	by the expiration of the term of Mr. Larson’s employment agreement; or

•
by the resignation of Mr. Larson because his title, authority, responsibilities or compensation have materially diminished, a material adverse change occurs in his working conditions or we breach the agreement;

then, Mr. Larson will be paid a severance payment of $340,000 and will continue his benefits for the longer of twelve (12) months or the remaining term of his employment agreement.

For purposes of Mr. Larson’s employment agreement, a change in control includes:

•
the acquisition, directly or indirectly, by a person (other than our company or an employee benefit plan established by the Board of Directors) of beneficial ownership of thirty percent (30%) or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

•	a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

•
our stockholders approve a merger or consolidation of our company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

•
our stockholders approve a transfer of substantially all of the assets of our company to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

Mr. Larson will be paid a severance amount of $170,000 if his employment is terminated at the end of his employment agreement or without cause. If Mr. Larson is terminated without cause, his benefits will continue for the longer of twelve (12) months or the full term of the agreement.

Carl M. Bosch

Employment Agreement. Carl M. Bosch was employed under a twenty-four (24) month employment agreement effective January 1, 2007. The employment agreement provided for an annual base salary of $170,000. On April 25, 2007, Carl M. Bosch submitted his resignation as an officer of the Company, to be effective May 10, 2007.

The Compensation, Nominating and Governance Committee reviewed the performance of our company and of Mr. Bosch on an annual basis and paid a bonus to Mr. Bosch as we deemed appropriate, in our discretion. Such review and bonus was consistent with any bonus plan adopted by the Compensation, Nominating and Governance Committee that covers the executive officers of our company generally.

The terms of Mr. Bosch’s employment agreement were substantially identical to those of Mr. Larson’s employment agreement.

Compensation of Directors

Non-employee directors received a quarterly retainer of $3,000 and earned $1,000 per board meeting attended in person or $500 per telephonic board meeting. The Chairman of the Board and the Chairman of the Audit Committee each received an additional quarterly retainer of $1,250 for their services in those capacities during 2006. The Chairman of the Audit Committee also earned an additional $500 per Audit Committee meeting attended in person or $250 per telephonic Audit Committee meeting. In addition, members of the Audit Committee received a quarterly retainer of $625 and earned $250 per Audit Committee meeting attended, whether in person or telephonically. We also reimbursed non-employee directors for travel expenses for meetings attended during 2006.

Each non-employee director also received 20,000 options to purchase common stock as a part of our annual stock incentive grants. Options granted to purchase common stock vest on the first anniversary of the date of grant and have an exercise price equal to not less than the closing market price of common stock at the date of grant. Directors who are also officers or employees of Neoprobe do not receive any compensation for their services as directors.

The following table sets forth certain information concerning the compensation of Directors for the fiscal year ended December 31, 2006.

Name	(a) Fees Earned or Paid in Cash	(b) Option Awards	Total Compensation

Carl J. Aschinger, Jr.	$19,750	$9,099	$28,849
Reuven Avital	20,250	9,099	29,349
Kirby I. Bland, M.D.	17,000	9,988	26,988
Julius R. Krevans, M.D.	21,500	10,366	31,866
Fred B. Miller	23,500	10,366	33,866
J. Frank Whitley, Jr.	20,250	9,099	29,349

(a)
Amount represents fees earned during the fiscal year ended December 31, 2006 (i.e., the year to which the service relates). Quarterly retainers are paid during the quarter in which they are earned. Meeting attendance fees are paid during the quarter following the quarter in which they are earned.

(b)
Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R). Assumptions made in the valuation of stock option awards are disclosed in Item 1(l) of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. Prior to 2006, the Company accounted for stock option awards under APB Opinion No. 25’s intrinsic value method and, as such, generally recognized no compensation cost for employee stock options.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to our directors, officers and all employees. The code of business conduct and ethics is posted on our website at www.neoprobe.com. The code of business conduct and ethics may be also obtained free of charge by writing to Neoprobe Corporation, Attn: Chief Financial Officer, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In December 2004, we completed a private placement of four-year convertible promissory notes in an aggregate principal amount of $8.1 million with Biomedical Value Fund, L.P., Biomedical Offshore Value Fund, Ltd. and David C. Bupp (our President and CEO). Biomedical Value Fund, L.P. and Biomedical Offshore Value Fund, Ltd. are funds managed by Great Point Partners, LLC. We modified the convertible notes on November 30, 2006, to eliminate the revenue and cash covenants, modify the repayment schedule of the notes, eliminate certain anti-dilution rights, and avoid potential future violations of the debt covenants. The notes originally bore interest at 8% per annum and were originally due on December 13, 2008. In connection with the November 30, 2006 amendment, we cancelled the original notes and issued to the noteholders replacement notes which bear interest at 12% per annum. Instead of the notes being due on December 13, 2008, the principal is now due as follows: $500,000 due January 8, 2007; $1,250,000 due July 9, 2007; $1,750,000 due January 7, 2008; $2,000,000 due July 7, 2008; and the remaining $2,600,000 due January 7, 2009. Additionally, as part of the amendment we agreed to use our best efforts to offer and sell equity securities with gross proceeds of up to $10 million and apply not less than 50% of the net proceeds of any such sales to the repayment of the principal on the notes, and to apply at least 50% of the proceeds of any permitted asset disposition or any permitted licensing, distribution or similar strategic alliance agreement to the repayment of principal on the notes. The notes are freely convertible into shares of our common stock at a price of $0.40 per share. Neoprobe may force conversion of the notes prior to their stated maturity under certain circumstances. As part of the original transaction, we issued the investors 10,125,000 Series T warrants to purchase our common stock at an exercise price of $0.46 per share, expiring in December 2009. In connection with the original placement of this financing, we issued 1,600,000 Series U warrants to purchase our common stock to the placement agents, containing substantially identical terms to the warrants issued to the investors. The convertible promissory note issued to Mr. Bupp in connection with this transaction had an outstanding principal amount of $100,000 on December 31, 2006, and an outstanding principal amount of $100,000 as of June 15, 2007. The largest aggregate amount of principal outstanding on the convertible promissory during the fiscal year ended December 31, 2006, was $100,000. We made interest payments due under the note to Mr. Bupp totaling $8,333 during the fiscal year ended December 31, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Act of 1934 requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2006, except for one late Form 4 filing for each of Carl J. Aschinger, Reuven Avital, Kirby I. Bland, Julius R. Krevans, Fred B. Miller, J. Frank Whitley, David C. Bupp, Anthony K. Blair, Carl M. Bosch, Rodger A. Brown, Brent L. Larson and Douglas A. Rash. The late Form 4 filing related to an option grant dated December 15, 2006, that was not reported by each of the aforementioned persons until January 17, 2007.

INDEPENDENT PUBLIC ACCOUNTANTS

On September 27, 2005, the Audit Committee accepted the resignation of KPMG LLP (“KPMG”) as the Company’s independent accountants, and approved the engagement of BDO Seidman, LLP (“BDO Seidman”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. KPMG’s decision to resign was made cooperatively with the Company following discussions regarding the future relationship between KPMG and the Company. The Audit Committee’s decision to change independent accountants was approved by the Board of Directors of the Company.

During the year ended December 31, 2004, and through the date of KPMG’s resignation, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company’s consolidated financial statements for such periods. There were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

The Company has previously provided KPMG with a copy of the foregoing disclosures. During the year ended December 31, 2004, and through the date of KPMG’s resignation, the Company did not consult BDO Seidman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in Items 304(a)(2)(i) and (a)(2)(ii) of Regulation S-B.

A representative of BDO Seidman is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders. The Audit Committee has selected BDO Seidman as the Company’s independent registered public accounting firm for purposes of auditing our financial statements for the current fiscal year ending December 31, 2007.

FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees. The aggregate fees billed and expected to be billed for professional services rendered by BDO Seidman, LLP for the audit of the Company’s annual consolidated financial statements for the 2006 fiscal year, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the 2006 fiscal year, and consents related to the Company’s registration statements filed during the 2006 fiscal year were $150,650 (including direct engagement expenses). The aggregate fees billed for professional services rendered by BDO Seidman, LLP for the audit of the Company’s annual consolidated financial statements for the 2005 fiscal year and the review of the financial statements included in the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 were $103,360 (including direct engagement expenses). The aggregate fees billed for professional services rendered by KPMG LLP for consents related to the Company’s registration statements filed during the 2006 fiscal year were $18,000 (including direct engagement expenses). The aggregate fees billed for professional services rendered by KPMG LLP for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2005 and June 30, 2005, and consents related to the Company’s registration statements filed during the 2005 fiscal year were $42,400 (including direct engagement expenses).

Audit-Related Fees. No fees were billed by BDO Seidman, LLP for audit-related services for the 2006 or 2005 fiscal years.

Tax Fees. No fees were billed by BDO Seidman, LLP for tax-related services for the 2006 or 2005 fiscal years. The aggregate fees billed by KPMG LLP for tax-related services rendered for the Company for the 2005 fiscal year were $8,750. The tax-related services were all in the nature of tax compliance and tax planning.

All Other Fees. The aggregate fees billed for services rendered to the company by BDO Seidman, LLP, other than the audit services, were $0 for the 2006 fiscal year and $0 for the 2005 fiscal year. The aggregate fees billed for services rendered to the Company by KPMG LLP, other than audit services, for the 2005 fiscal year were $0.

Pre-Approval Policy. The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

COST OF SOLICITATION OF PROXIES

We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

STOCKHOLDER PROPOSALS

A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2008 must be received by the Company before February 18, 2008, at its executive offices, Attention: Brent Larson. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2008 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after May 1, 2008.

A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III, Section 2 of our By-Laws. A copy of these procedures is available upon request from the Company at 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367, Attention: Brent Larson. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2008 Annual Meeting, notice of the nomination must be delivered to the Company’s executive offices, Attention: Brent Larson, before February 18, 2008.

OTHER BUSINESS

The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

NEOPROBE CORPORATION	THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints David C. Bupp and Brent L. Larson, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, par value $.001 per share, of Neoprobe Corporation held of record by the undersigned on June 1, 2007, at the Annual Meeting of Stockholders to be held on July 26, 2007, or any adjournment thereof, with all the power the undersigned would possess if present in person.

1.	To elect as directors the nominees named below for a term of three years and until their successors are duly elected and qualified.

NOMINEES:	Reuven Avital
David C. Bupp

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE NOMINEES.

[ ] FOR all nominees listed above (except as marked to the contrary)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed above

The undersigned may withhold authority to vote for any nominee by lining through or otherwise striking out the name of any nominee.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

(Continued, to be dated and signed, on the other side.)

(Continued from the other side.)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 ABOVE.

The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated June 15, 2007, and a copy of the Company’s 2006 Annual Report to Stockholders.

Date: _______________________________________________, 2007

__________________________________________________________ Signature

__________________________________________________________ Signature (if held jointly)

IMPORTANT: Please sign exactly as name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.